Exhibit 10.3

ANBIO EXECUTIVE INCENTIVE COMPENSATION PLAN

I.	Overview

The compensation philosophy of Anbio Biotechnology (hereafter the “Company”) is to pay competitive compensation and to provide the potential to significantly overachieve market average compensation through incentive compensation if the performance of both the organization and the individual exceeds expectations. The executive incentive compensation plan (“EICP”) is paid via Restricted Stock Units (“RSU”) comprising of Class A ordinary shares of the Company, par value US$0.0001 per share (“Class A Ordinary Shares”) to Michael Lau (the “Executive”).

II.	EICP Compensation Goals

●	Provide incentive compensation to the Executive for his/her contribution of the professional management of the Company, so that when the Company exceeds the Market Capitalized Target (hereafter “Market Cap”) of One Billion US Dollars ($1,000,000,000 or $1 billion) and the average Market Cap shall be maintained at no less than the same amount for consecutive months (the “Goal”) under his/her management, the Executive will be entitled to the compensation specified in this Agreement.

●	The Market Capitalized Target shall be determined by multiplying the closing price of the Class A Ordinary Shares on each trading day by the total number of outstanding Class A Ordinary Shares at the close of that respective trading day.

●	The Executive does not need to make any payment for the RSUs that have been granted to you.

III.	Eligibility

●	Michael Lau, the current Chief Executive Officer (“CEO”), shall be eligible for EICP, unless the Compensation Committee deems otherwise.

●	The Executive shall be employed by the Company on the Grant Date, to be eligible for the incentive compensation.

IV.	EICP Plan

The EICP is based on the Company’s future Market Cap. The Executive will receive Restricted Stock Units (hereafter “RSU”) worth 10 million US Dollars ($10,000,000 or $10 million) when the below conditions are met:

●	The Company’s Market Cap reaches the Goal as specified in Section II of this EICP;

●	On the date the Goal is reached and maintained in average for six (6) consecutive months as specified in Section V of this EICP (“Trigger Day”); and,

●	The Executive is still employed by the Company at the time of vesting of each installment of the RSU. If the Executive is no longer employed by the Company at the time of vesting of the then current installment, the subsequent RSU is forfeited by the Company even if the RSU was granted to the Executive.

The number of Class A Ordinary Shares of the RSU shall be:

●	Once the Goal is reached and maintained for six months, number of Company’s Class A Ordinary Shares subject to RSU shall be determined as follows: $10 million to divide the six-month average of the Class A Ordinary Shares’ daily closing price preceding Trigger Day (“Granted RSU”), provided that the number of Class A Ordinary Shares to be issued to all the director, officers and employees under this EICP and other incentive compensation plan shall be no more than 10% of the then Company’s total outstanding Class A Ordinary Shares for any 12 months’ period.

V.	Vesting Schedule

The Granted RSU will vest in 5 annual installments, contingent upon the Executive’s continuous employment with the Company at the time of vesting:

●	20% of the RSU will vest on the Trigger Day;

●	20% of the RSU will vest on the first anniversary of the Trigger Day;

●	20% of the RSU will vest on the second anniversary of the Trigger Day;

●	20% of the RSU will vest on the third anniversary of the Trigger Day; and,

●	20% of the RSU will vest on the fourth anniversary of the Trigger Day.

VI.	Restrictions Applicable to RSUs

●	The Executive may not sell more than 25% of his Annual Vested RSUs each quarter. If all Granted RSU have vested, the selling quantity per quarter shall be capped at 25% of one-fifth of the Granted RSU.

●	The rights and privileges of the RSU shall not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of by the Executive; any such attempt shall be null and void, and if any such attempt is made, RSUs in question will be forfeited by the Company and all of the Executive’s rights to such RSU shall immediately terminate.

●	The Executive may designate a third party or his trust or his estate, who shall thereafter be entitled to receive any distribution of RSU to which the Executive was entitled pursuant to the EICP.

VII.	Taxes

●	The Company will not withhold any personal income tax from the Executive. It is the Executive’s personal responsibility to calculate and remit any federal, state, local or foreign income tax on a timely basis after each issuance or disposition of Class A Ordinary Shares.

Michael Lau

/s/ Michael Lau
Name:	Michael Lau
Title:	Chief Executive Officer
December 1, 2023

Anbio Biotechnology

/s/ Cany Xu
Name:	Cany Xu
Title:	Director

ANBIO EXECUTIVE INCENTIVE COMPENSATION PLAN

I.	Overview

The compensation philosophy of Anbio Biotechnology (hereafter the “Company”) is to pay competitive compensation and to provide the potential to significantly overachieve market average compensation through incentive compensation if the performance of both the organization and the individual exceeds expectations. The executive incentive compensation plan (“EICP”) is paid via Restricted Stock Units (“RSU”) comprising of Class A ordinary shares of the Company, par value US$0.0001 per share (“Class A Ordinary Shares”) to Richard Chen (the “Executive”).

II.	EICP Compensation Goals

●	Provide incentive compensation to the Executive for his/her contribution of the professional management of the Company, so that when the Company exceeds the Market Capitalized Target (hereafter “Market Cap”) of One Billion US Dollars ($1,000,000,000 or $1 billion) and the average Market Cap shall be maintained at no less than the same amount for consecutive months (the “Goal”) under his/her management, the Executive will be entitled to the compensation specified in this Agreement.

●	The Market Capitalized Target shall be determined by multiplying the closing price of the Class A Ordinary Shares on each trading day by the total number of outstanding Class A Ordinary Shares at the close of that respective trading day.

●	The Executive does not need to make any payment for the RSUs that have been granted to you.

III.	Eligibility

●	Richard Chen, the current Chief Financial Officer (“CFO”), shall be eligible for EICP, unless the Compensation Committee deems otherwise.

●	The Executive shall be employed by the Company on the Grant Date, to be eligible for the incentive compensation.

IV.	EICP Plan

The EICP is based on the Company’s future Market Cap. The Executive will receive Restricted Stock Units (hereafter “RSU”) worth 10 million US Dollars ($10,000,000 or $10 million) when the below conditions are met:

●	The Company’s Market Cap reaches the Goal as specified in Section II of this EICP;

●	On the date the Goal is reached and maintained in average for six (6) consecutive months as specified in Section V of this EICP (“Trigger Day”); and,

●	The Executive is still employed by the Company at the time of vesting of each installment of the RSU. If the Executive is no longer employed by the Company at the time of vesting of the then current installment, the subsequent RSU is forfeited by the Company even if the RSU was granted to the Executive.

The number of Class A Ordinary Shares of the RSU shall be:

●	Once the Goal is reached and maintained for six months, number of Company’s Class A Ordinary Shares subject to RSU shall be determined as follows: $10 million to divide the six-month average of the Class A Ordinary Shares’ daily closing price preceding Trigger Day (“Granted RSU”), provided that the number of Class A Ordinary Shares to be issued to all the director, officers and employees under this EICP and other incentive compensation plan shall be no more than 10% of the then Company’s total outstanding Class A Ordinary Shares for any 12 months’ period.

V.	Vesting Schedule

The Granted RSU will vest in 5 annual installments, contingent upon the Executive’s continuous employment with the Company at the time of vesting:

●	20% of the RSU will vest on the Trigger Day;

●	20% of the RSU will vest on the first anniversary of the Trigger Day;

●	20% of the RSU will vest on the second anniversary of the Trigger Day;

●	20% of the RSU will vest on the third anniversary of the Trigger Day; and,

●	20% of the RSU will vest on the fourth anniversary of the Trigger Day.

VI.	Restrictions Applicable to RSUs

●	The Executive may not sell more than 25% of his Annual Vested RSUs each quarter. If all Granted RSU have vested, the selling quantity per quarter shall be capped at 25% of one-fifth of the Granted RSU.

●	The rights and privileges of the RSU shall not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of by the Executive; any such attempt shall be null and void, and if any such attempt is made, RSUs in question will be forfeited by the Company and all of the Executive’s rights to such RSU shall immediately terminate.

●	The Executive may designate a third party or his trust or his estate, who shall thereafter be entitled to receive any distribution of RSU to which the Executive was entitled pursuant to the EICP.

VII.	Taxes

●	The Company will not withhold any personal income tax from the Executive. It is the Executive’s personal responsibility to calculate and remit any federal, state, local or foreign income tax on a timely basis after each issuance or disposition of Class A Ordinary Shares.

Richard Chen

/s/ Richard Chen
Name:	Richard Chen
Title:	Chief Financial Officer
December 1, 2023

Anbio Biotechnology

/s/ Cany Xu
Name:	Cany Xu
Title:	Director

ANBIO EXECUTIVE INCENTIVE COMPENSATION PLAN

I.	Overview

The compensation philosophy of Anbio Biotechnology (hereafter the “Company”) is to pay competitive compensation and to provide the potential to significantly overachieve market average compensation through incentive compensation if the performance of both the organization and the individual exceeds expectations. The executive incentive compensation plan (“EICP”) is paid via Restricted Stock Units (“RSU”) comprising of Class A ordinary shares of the Company, par value US$0.0001 per share (“Class A Ordinary Shares”) to Chris Tian (the “Executive”).

II.	EICP Compensation Goals

●	Provide incentive compensation to the Executive for his/her contribution of the professional management of the Company, so that when the Company exceeds the Market Capitalized Target (hereafter “Market Cap”) of One Billion US Dollars ($1,000,000,000 or $1 billion) and the average Market Cap shall be maintained at no less than the same amount for consecutive months (the “Goal”) under his/her management, the Executive will be entitled to the compensation specified in this Agreement.

●	The Market Capitalized Target shall be determined by multiplying the closing price of the Class A Ordinary Shares on each trading day by the total number of outstanding Class A Ordinary Shares at the close of that respective trading day.

●	The Executive does not need to make any payment for the RSUs that have been granted to you.

III.	Eligibility

●	Chris Tian, the current Chief Business Officer (“CBO”), shall be eligible for EICP, unless the Compensation Committee deems otherwise.

●	The Executive shall be employed by the Company on the Grant Date, to be eligible for the incentive compensation.

IV.	EICP Plan

The EICP is based on the Company’s future Market Cap. The Executive will receive Restricted Stock Units (hereafter “RSU”) worth 5 million US Dollars ($5,000,000 or $5 million) when the below conditions are met:

●	The Company’s Market Cap reaches the Goal as specified in Section II of this EICP;

●	On the date the Goal is reached and maintained in average for six (6) consecutive months as specified in Section V of this EICP (“Trigger Day”); and,

●	The Executive is still employed by the Company at the time of vesting of each installment of the RSU. If the Executive is no longer employed by the Company at the time of vesting of the then current installment, the subsequent RSU is forfeited by the Company even if the RSU was granted to the Executive.

The number of Class A Ordinary Shares of the RSU shall be:

●	Once the Goal is reached and maintained for six months, number of Company’s Class A Ordinary Shares subject to RSU shall be determined as follows: $5 million to divide the six-month average of the Class A Ordinary Shares’ daily closing price preceding Trigger Day (“Granted RSU”), provided that the number of Class A Ordinary Shares to be issued to all the director, officers and employees under this EICP and other incentive compensation plan shall be no more than 10% of the then Company’s total outstanding Class A Ordinary Shares for any 12 months’ period.

V.	Vesting Schedule

The Granted RSU will vest in 5 annual installments, contingent upon the Executive’s continuous employment with the Company at the time of vesting:

●	20% of the RSU will vest on the Trigger Day;

●	20% of the RSU will vest on the first anniversary of the Trigger Day;

●	20% of the RSU will vest on the second anniversary of the Trigger Day;

●	20% of the RSU will vest on the third anniversary of the Trigger Day; and,

●	20% of the RSU will vest on the fourth anniversary of the Trigger Day.

VI.	Restrictions Applicable to RSUs

●	The Executive may not sell more than 25% of his Annual Vested RSUs each quarter. If all Granted RSU have vested, the selling quantity per quarter shall be capped at 25% of one-fifth of the Granted RSU.

●	The rights and privileges of the RSU shall not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of by the Executive; any such attempt shall be null and void, and if any such attempt is made, RSUs in question will be forfeited by the Company and all of the Executive’s rights to such RSU shall immediately terminate.

●	The Executive may designate a third party or his trust or his estate, who shall thereafter be entitled to receive any distribution of RSU to which the Executive was entitled pursuant to the EICP.

VII.	Taxes

●	The Company will not withhold any personal income tax from the Executive. It is the Executive’s personal responsibility to calculate and remit any federal, state, local or foreign income tax on a timely basis after each issuance or disposition of Class A Ordinary Shares.

Chris Tian

/s/ Chris Tian
Name:	Chris Tian
Title:	Chief Business Officer
December 1, 2023

Anbio Biotechnology

/s/ Cany Xu
Name:	Cany Xu
Title:	Director